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                                                     Exhibit 10.0.1

                   AMENDMENT AND WAIVER NO. 1
                               TO
                         CREDIT AGREEMENT
                  DATED AS OF JANUARY 20, 1998

          THIS AMENDMENT AND WAIVER NO. 1 TO CREDIT AGREEMENT ("Amendment") is made as of August 12, 1999 by and among GARDNER DENVER, INC. (f/k/a Gardner Denver Machinery Inc., the "Borrower"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), THE FIRST NATIONAL BANK OF CHICAGO, individually as a
Lender, as LC Issuer and as agent (the "Agent") for the Lenders under that certain Credit Agreement dated as of January 20, 1998 by and among the Borrower, the Lenders and the Agent (as amended, modified or restated, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                           WITNESSETH

          WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

          WHEREAS, the Borrower has requested that the Lenders waive certain provisions of the Credit Agreement and amend the Credit Agreement in certain respects; and

          WHEREAS, the Lenders and the Agent are willing to waive certain provisions of the Credit Agreement and amend the Credit Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following waivers of and amendments to the Credit Agreement.

     1. AMENDMENTS TO CREDIT AGREEMENT.  Effective as of  August 12,
        ------------------------------
1999 and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as
         ---------
follows:

          1.1.  ARTICLE I OF THE CREDIT AGREEMENT IS HEREBY AMENDED AS
                ---------
     FOLLOWS:

          1.1.1. THE DEFINITIONS OF "AGREED CURRENCIES," "BUSINESS DAY," "EUROCURRENCY BASE RATE" AND "OBLIGOR SUBSIDIARY" ARE
     DELETED IN THEIR ENTIRETY AND THE FOLLOWING  SUBSTITUTED THEREFOR:

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          "AGREED CURRENCIES" means (i) Dollars, (ii) so long as such currencies remain Eligible Currencies, Pounds Sterling, French Francs, Deutsche Marks, Canadian Dollars, Swiss Francs, Japanese Yen, Italian Lire and Dutch Guilders;
          (iii) from and after becoming generally available in the international currency and exchange markets, euro only for so long as the euro is and remains an Eligible Currency, and
          (iv) any other Eligible Currency which the Borrower requests the Agent to include as an Agreed Currency hereunder and which is acceptable to one-hundred percent (100%) of the Lenders; provided that the Agent shall promptly notify each Lender of each such request and each Lender shall be deemed not to have agreed to each such request unless its written consent thereto has been received by the Agent within five
          (5) Business Days from the date of such notification by the Agent to such Lender.

          "BUSINESS DAY" means (i) with respect to any borrowing, payment or rate selection of Eurocurrency Advances, a day (other than Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States Dollars and the other Agreed Currencies (other than the euro) are carried on in the London interbank market, (ii) with respect to any Advances denominated in euro, a day (other than Saturday or Sunday) on which a clearing system determined by the Agent to be suitable for clearing or settlement of the euro is open for business, and (iii) for all other purposes, a day (other than Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities.

          "EUROCURRENCY BASE RATE" means, with respect to a
           ----------------------
          Eurocurrency Advance for any specified Eurocurrency Interest
          Period:

               (a) for any Eurocurrency Advance in any Alternate
          Currency other than euro, either:

                    (i) the rate of interest per annum equal to the
               rate for deposits in the applicable Agreed Currency in the approximate amount of the pro rata share of the Agent of such Eurocurrency Advance with a maturity approximately equal to such Interest Period which appears on Telerate Page 3740 or Telerate Page 3750, as applicable, or, if there is more than one such rate, the average of such rates rounded to the nearest 1/100 of 1%, as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period or

                    (ii) if no such rate of interest appears on
               Telerate Page 3740 or Telerate Page 3750, as applicable, for any specified Interest Period, the rate at which deposits in the applicable Agreed Currency are offered by the Agent to first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period, in the approximate amount of the Pro Rata Share of First Chicago of such Eurocurrency Advance and having a maturity approximately equal to such Interest Period; and

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               (b) with respect to any Eurocurrency Advance in euro
          for any Interest Period, the interest rate per annum equal to the rate determined by the Agent to be the rate at which deposits in euro appear on that page of the Bloomberg's or Reuters' Screen which displays British Bankers Association Interest Settlement Rates for deposits in euro for such Interest Period or, if such page or service shall cease to be available, such other page or such other service (as the case may be) for the purpose of displaying British Bankers Association Interest Settlement Rates for euro as the Agent, in its discretion, shall select; provided, that if no such
                                           --------
          rate is displayed for euro and the relevant Interest Period and there is no euro alternative service on which two or more such quotations for euro are displayed, then Eurocurrency Base Rate shall be an interest rate per annum equal to rate per annum at which deposits in euro are offered by the Agent for that Interest Period to prime banks in the London interbank market on or about 11:00 a.m. (London time) on the date which is two (2) Business Days prior to the first day of such Interest Period.

          The terms "Telerate Page 3740" and "Telerate Page 3750" mean the display designated as "Page 3740" and "Page 3750", as applicable, on the Associated Press-Dow Jones Telerate Service (or such other page as may replace Page 3740 or Page 3750, as applicable, on the Associated Press-Dow Jones Telerate Service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association interest rate settlement rates for the relevant Agreed Currency). Any Eurocurrency Base Rate determined on the basis of the rate displayed on Telerate Page 3740 or Telerate Page 3750, or on the Bloomberg's or Reuter's Screen, in accordance with the foregoing provisions of this subparagraph shall be subject to corrections, if any, made in such rate and displayed by the Associated Press-Dow Jones Telerate Service, or Bloomberg's or Reuters, as applicable, within one hour of the time when such rate is first displayed by such service.

          "OBLIGOR SUBSIDIARY" means (i) a Subsidiary which is a party to a Subsidiary Guaranty or (ii) a Material Foreign
          Subsidiary in connection with which a Pledge Agreement has been executed.

          1.1.2. INSERT THE FOLLOWING DEFINITIONS IN THE APPROPRIATE ALPHABETICAL LOCATIONS:

               "EURO" means the euro referred to in Council
          Regulation (EC) No. 1103/97 dated June 17, 1997 passed by the Council of the European Union, or, if different, the then lawful currency of the member states of the European Union that participate in the third stage of the Economic and Monetary Union.

               "NATIONAL CURRENCY UNIT" means the unit of currency (other than a euro unit) of each member state of the European Union that participates in the third stage of the Economic and Monetary Union.

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          1.2.  SECTION 2.12 IS AMENDED AS FOLLOWS:
                ------------

          1.2.1.  TO DELETE THE THIRD SENTENCE THEREFROM AND
     SUBSTITUTE THE FOLLOWING THEREFOR:

          Each Advance shall be repaid or prepaid and each payment of interest thereon shall be paid in the currency in which such Advance was made or, where such currency has converted to the euro, in the euro.

          1.2.2.  TO ADD THE FOLLOWING AT THE END THEREOF:

          For purposes of this Section 2.12, the commencement of the
                               ------------
          third stage of European Economic and Monetary Union shall not constitute the imposition of currency control or exchange regulations.

          1.3. THE FOLLOWING SHALL BE INSERTED AT THE END OF ARTICLE II AS SECTION 2.23:
           ------------

               2.23.  European Economic and Monetary Union.
                      ------------------------------------

                    2.23.1.  Advances in Euro.  If any Advance  made
                             ----------------
               would, but for the provisions of this Section 2.23.1,
                                                     --------------
               be capable of being made in either the euro or in a National Currency Unit, such Advance shall be made in the euro unless otherwise consented to by the Agent.

                    2.23.2.  Rounding and Other Consequential Changes.
                             ----------------------------------------
               With effect on and after the date hereof:

               (i) without prejudice to any method of conversion or rounding prescribed by any legislative measures of the Council of the European Union, each reference in this Agreement to a fixed amount or to fixed amounts in a National Currency Unit to be paid to or by the Agent shall, notwithstanding any other provision of this Agreement, be replaced by a reference to such comparable and convenient fixed amount or fixed amounts in the euro as the Agent may from time to time specify; and

               (ii) the Agent may notify the other parties to this
                    Agreement of any modifications to this Agreement which the Agent (acting reasonably and after consultation with the other parties to this Agreement) determines to be necessary as a result of the commencement of the third stage of the European Economic and Monetary Union. Notwithstanding any other provision of this Agreement, any modifications of which the Agent so notifies the other parties shall take effect in accordance with the terms of such notification. So far as possible, such modifications shall be such as to put the parties in the same position as if the euro Implementation Date had not occurred. However, if and to the

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                    extent that the Agent determines that it is not
                    possible to put the parties in such position, the Agent may give priority to putting the Agent, the Arranger and the Lenders into such position.

          1.4  SECTION 6.15 IS AMENDED TO ADD THE FOLLOWING TO THE END
               ------------
     THEREOF:

               In addition to the foregoing provisions, if any Foreign Subsidiary becomes a Material Foreign Subsidiary (whether through investment, add-on acquisitions, growth or otherwise), the Borrower shall or shall cause its applicable domestic Subsidiary promptly (but in any event within 60 days following the end of the fiscal quarter during which such Foreign Subsidiary becomes a Material Foreign Subsidiary) to execute a Pledge Agreement with respect to the stock of such material Foreign Subsidiary, provided the Lien created under such Pledge Agreement shall be extended equally and ratably to the Senior Noteholders pursuant to a collateral sharing agreement, intercreditor agreement or collateral trust agreement executed with the Senior Noteholders or with respect to the Indebtedness evidenced by the Senior Notes on terms and conditions reasonably acceptable to the Agent; and shall deliver appropriate corporate resolutions, opinions and other documentation in form and substance satisfactory to the Agent in connection therewith; provided, however, that the provisions of
                          --------  -------
               this sentence shall not be applicable to Gardner Denver Wittig GmbH, provided the Borrower is in compliance with the provisions of Section 6.24.
                                                 ------------

          1.5  SECTION 6.23 IS AMENDED TO ADD THE FOLLOWING AT THE END
               ------------
     THEREOF:

     Notwithstanding anything herein to the contrary, for purposes of calculating compliance with the provisions of this Section 6.23 as
                                                        ------------
     of the end of the fiscal quarter ending September 30, 1999, there shall be excluded from such calculations the amount of Capital Expenditures incurred during the previous 12-month period with respect to the Borrower's Peachtree facility in Atlanta, Georgia so long as the aggregate amount (without limitation as to time) of Capital Expenditures expended for such facility do not exceed $9,000,000.


          1.5  SECTION 6.24 IS AMENDED TO DELETE THE PHRASE "(OTHER
               ------------
     THAN OY TAMROTOR AB)" CONTAINED THEREIN AND TO SUBSTITUTE IT WITH "(OTHER THAN OY TAMROTOR AB OR ANY OTHER FOREIGN SUBSIDIARY OF THE BORROWER INTO WHICH OY TAMROTOR AB IS MERGED OR LIQUIDATED)".

     2.   Waivers. Effective as of the date hereof and subject to the
          -------
satisfaction of the conditions precedent set forth in Section 3 below,
                                                      ---------
the Lenders hereby waive:

          (a) the Borrower's non-compliance with the provisions of
     Section 6.23 of the Credit Agreement for the quarters ending
     ------------
     December 31, 1998, March 31, 1999 and June 30, 1999 resulting from Capital Expenditures incurred with respect to the Borrower's Peachtree facility in Atlanta, Georgia so long as the aggregate amount (without limitation

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     as to time) of Capital Expenditures expended for such facility do not exceed $9,000,000; and

          (b)  the Borrower's non-compliance with the provisions of
     Section 6.10 of the Credit Agreement with respect to Subsidiaries
     ------------
     (other than Foreign Subsidiaries) of the Borrower created or acquired since the date of the Credit Agreement.

     3.   CONDITIONS OF EFFECTIVENESS.  This Amendment shall become
          ---------------------------
effective and be deemed effective as of August 12, 1999, if, and only if, the Agent shall have received each of the following:

          (a) duly executed originals of this Amendment from the Borrower and each of the Lenders;

          (b) a duly executed supplement to the Subsidiary Guaranty in form and substance acceptable to the Agent or a duly executed Subsidiary Guaranty, substantially in the form of Exhibit "B" to the Credit Agreement, duly executed and delivered by each Subsidiary of the Borrower (other than Foreign Subsidiaries) which have become Subsidiaries since the date of the Credit Agreement, together with:

          (i) copies of the articles or certificate of incorporation of such Subsidiaries, together with all amendments, and a certificate of good standing, both certified by the appropriate governmental officer in its jurisdiction of incorporation;

          (ii) copies, certified by the Secretary or Assistant Secretary of such Subsidiaries, of its by-laws and of its Board of Directors' resolutions authorizing its execution of the Subsidiary Guaranty and certifying that no amendments have been made to its articles or certificate of incorporation subsequent to the date of certification by the applicable governmental officer referred to in item (i) above;

          (iii) an incumbency certificate, executed by the Secretary or Assistant Secretary of such Subsidiaries, which shall identify by name and title and bear the signature of the officers of such Subsidiary authorized to sign the Subsidiary Guaranty; and

          (iv) an opinion of such Subsidiaries' counsel with respect to the Subsidiary Guaranties, in substantially the form of the opinion received at the closing of the Credit Agreement;

          (c)  a reaffirmation from each of the Borrower's other
     Subsidiaries which are parties to a Subsidiary Guaranty in the form of Exhibit A attached hereto and made a part hereof; and
             ---------

          (d) such other documents, instruments and agreements as the Agent may reasonably request.

     4.   REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. The
          -----------------------------------------------
Borrower hereby represents and warrant as follows:

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          (a)  This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and other loan documents, to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (c) Other than the Defaults waived pursuant to Section 2 above, no Default or Unmatured Default has occurred under the Credit Agreement.

     5.   REFERENCE TO THE EFFECT ON THE CREDIT AGREEMENT.
          -----------------------------------------------

          (a)  Upon the effectiveness of Section 1 hereof, on and
                                         ---------
after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

          (b) Except as specifically amended and waived above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) Except to the limited extent set forth in Section 2 above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     6.   COSTS AND EXPENSES.  The Borrower agrees to pay all
          ------------------
reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Agent) incurred by the Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.

     7.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
          -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE
CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

     8.   HEADINGS.  Section headings in this Amendment are included
          --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9.   COUNTERPARTS.  This Amendment may be executed by one or more
          ------------
of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Agent or the Agent's counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Agent thereof.

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          IN WITNESS WHEREOF, this Amendment and Waiver No. 1 has been duly executed as of the day and year first above written.


                            GARDNER DENVER, INC. (formerly known as
                            GARDNER DENVER MACHINERY INC.),
                              as Borrower

                            By: /s/ Helen W. Cornell
                               ---------------------------------------
                               Name:  Helen W. Cornell
                               Title: Vice President, Corporate
                                      Secretary & Treasurer

                            THE FIRST NATIONAL BANK OF CHICAGO,
                              Individually as a Lender,
                              as LC Issuer and as Agent

                            By: /s/ Patricia S. Carpen
                               ---------------------------------------
                               Name:  Patricia S. Carpen
                               Title: Vice President

                            MERITA BANK PLC,
                              as a Lender

                            By: /s/ Anu Seppala
                               ---------------------------------------
                               Name:  Anu Seppala
                               Title: Vice President

                            By: /s/ William Keller
                               ---------------------------------------
                               Name:  William Keller
                               Title: Vice President

                            THE BANK OF NEW YORK,
                              as a Lender

                            By: /s/ John M. Lokay, Jr.
                               ---------------------------------------
                               Name:  John M. Lokay, Jr.
                               Title: Vice President


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                            CREDIT AGRICOLE INDOSUEZ,
                              as a Lender

                            By: /s/ Raymond A. Falkenberg
                               ---------------------------------------
                               Name:  Raymond A. Falkenberg
                               Title: Vice President, Manager

                            By: /s/ David Bouhl
                               ---------------------------------------
                               Name:  David Bouhl
                               Title: First Vice President
                                      Managing Director

                            HARRIS TRUST & SAVINGS BANK,
                              as a Lender

                            By: /s/ Lee A. Vandermyde
                               ---------------------------------------
                               Name:  Lee A. Vandermyde
                               Title: Managing Director

                            BANK OF AMERICA, NATIONAL ASSOCIATION
                            (f/k/a NationsBank, N.A.), as a Lender

                            By: /s/ Keith M. Schmelder
                               ---------------------------------------
                               Name:  Keith M. Schmelder
                               Title: Senior Vice President


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                               EXHIBIT A
                                  TO
                            AMENDMENT NO. 1

                 Reaffirmation of Subsidiary Guaranty
                 ------------------------------------

                               Attached


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                           REAFFIRMATION
                           -------------

     Each of the undersigned hereby acknowledges receipt of a copy of Amendment and Waiver No. 1 to the Agreement dated as of January 20, 1998, by and among Gardner Denver, Inc. (f/k/a Gardner Denver Machinery, Inc.), the Lenders and the Agent (as so amended thereby, the "Credit Agreement") which Amendment and Waiver No. 1 is dated as of August 12, 1999 (the "Amendment"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, the undersigned reaffirms the terms and conditions of the Subsidiary Guaranty dated as of January 20, 1998 executed by it and acknowledges and agrees that such Subsidiary Guaranty and each and every other Loan Document executed by the undersigned in connection with the Credit Agreement remain in full force and effect and are hereby ratified, reaffirmed and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so amended by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

                   GARDNER DENVER INTERNATIONAL, INC.

                   By:  /s/ Helen W. Cornell
                        -----------------------------------------------
                   Its: Vice President, Corporate Secretary & Treasurer

                   GARDNER DENVER HOLDINGS INC.

                   By:  /s/ Helen W. Cornell
                        -----------------------------------------------
                   Its: Vice President, Corporate Secretary & Treasurer
                        -----------------------------------------------

                   LAMSON CORPORATION

                   By:  /s/ Helen W. Cornell
                        -----------------------------------------------
                   Its: Vice President, Corporate Secretary & Treasurer
                        -----------------------------------------------

                   TCM INVESTMENTS, INC. (individually and as successor to the business previously conducted by Adex, Inc.)

                   By:  /s/ Helen W. Cornell
                        -----------------------------------------------
                   Its: Secretary & Treasurer
                        -----------------------------------------------


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